Filed pursuant to Rule 497(a)

Registration No. 333-217207

Rule 482ad

TPG Specialty Lending, Inc.

$150,000,000

4.500% Notes due 2023

PRICING TERM SHEET

January 17, 2018

The following sets forth the final terms of the 4.500% Notes due 2023 and should only be read together with the preliminary prospectus supplement dated January 17, 2018, together with the accompanying prospectus dated May 30, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	TPG Specialty Lending, Inc. (“TSLX”)

Security:	4.500% Notes due 2023

Ratings (S&P/Fitch)*:	BBB-/BBB- (Stable/Stable)

Aggregate Principal Amount Offered:	$150,000,000

Maturity Date:	January 22, 2023, unless earlier repurchased or redeemed

Trade Date:	January 17, 2018

Price to Public (Issue Price):	The Notes will be issued at a price of 99.969% of their principal amount, plus accrued interest, if any, from January 22, 2018

Coupon (Interest Rate):	4.500%

Yield to Maturity:	4.507%

Spread to Benchmark Treasury:	+212.5 basis points

Benchmark Treasury:	2.125% due December 31, 2022

Benchmark Treasury Price and Yield:	98-25 3⁄4 / 2.382%

Interest Payment Dates:	January 22 and July 22, commencing July 22, 2018

Make-Whole Redemption:

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•    100% of the principal amount of the Notes to be redeemed, or

•    the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points; provided, however, that if TSLX redeems any Notes on or after December 22, 2022 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control:	Holders have the right to require TSLX to repurchase the Notes at 100% of their principal amount plus accrued and unpaid interest, if any, in the event of a change of control repurchase event.

Settlement Date:	January 22, 2018 (T+3)

Denomination:	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP:	87265K AE2

ISIN:	US87265KAE29

Joint Book-Running Managers:

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

SunTrust Robinson Humphrey, Inc.

Mizuho Securities USA LLC

Barclays Capital Inc.

Goldman Sachs & Co. LLC

Morgan Stanley & Co. LLC

Raymond James & Associates, Inc.

Co-Managers:	TPG Capital BD, LLC Comerica Securities, Inc.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

TPG Specialty Lending, Inc. expects that delivery of the Notes will be made to investors on or about January 22, 2018, which will be the third business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes on the date hereof will be required by virtue of the fact that the Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date hereof should consult their advisors.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of TSLX before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about TSLX and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-800-294-1322; Citigroup Global Markets Inc. at 1-800-831-9146; HSBC Securities (USA) Inc. at 866-811-8049; J.P. Morgan Securities LLC at 212-834-4533; or SunTrust Robinson Humphrey, Inc. at 800-685-4786.

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